Supplement dated September 15, 2023 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory
Prospectus dated May 1, 2023 for the

Pacific Choice Income contracts issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce certain changes.  This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective September 29, 2023, in the Initial Summary Prospectus, Statutory Prospectus and Updating Summary Prospectus:

The Charges for Early Withdrawals section within the Fees and Examples table in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT section is amended by adding with the following for contracts issued on September 29, 2023 or later:

FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your Contract during the first 7 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 8% of the Purchase Payment, declining to 0% after 7 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $8,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Deductions - Withdrawal Charge

The table that reflects the lowest and highest cost you could pay each year based on current charges in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is amended by adding the following for contracts issued on September 29, 2023 or later:

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost: $3,593.50	Highest Annual Cost: $4,581.72

Effective September 29, 2023, in the Initial Summary Prospectus and Statutory Prospectus:

The Transaction Expenses section in the FEE TABLES section is amended by adding with the following for contracts issued on September 29, 2023 or later:

Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments)[1]	8%

1 Below is the range of Withdrawal Charges under the Contract. See CHARGES, FEES AND DEDUCTIONS – Withdrawal Charge – How the Withdrawal Charge is Determined for additional information.

“Age” of Payment in Years:	1	2	3	4	5	6	7	8 or more
Withdrawal Charge Percentage:	8%	8%	7%	6%	5%	4%	3%	0%

In the Initial Summary Prospectus, the Examples section in the ADDITIONAL INFORMATION ABOUT FEES, and in the Statutory Prospectus, the Examples section in the FEE TABLES are amended by adding with the following for contracts issued on September 29, 2023 or later:

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses. The example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

●	If you surrendered your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$12,661	$23,057	$33,023	$59,774

●	If you annuitized your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$12,661	$16,757	$28,523	$59,774

●	If you do not surrender, or annuitize your Contract:

1 Year	3 Years	5 Years	10 Years
$5,461	$16,757	$28,523	$59,774

The How the Withdrawal Charge is Determined section in the CHARGES, FEES AND DEDUCTIONS section is amended by adding with the following for contracts issued on September 29, 2023 or later:

How the Withdrawal Charge is Determined

The amount of the withdrawal charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the day preceding your next Contract Anniversary. Beginning on the day preceding your next Contract Anniversary, your Purchase Payment will have an “age of two” and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
1	8%
2	8%
3	7%
4	6%
5	5%

“Age” of Payment in Years:	Withdrawal Charge as a Percentage of the Purchase Payment Withdrawn
6	4%
7	3%
8 or more	0%

Effective September 29, 2023, in the Initial Summary Prospectus and Statutory Prospectus the following rider is no longer available for purchase:

Enhanced Income Select 2 (Single and Joint)

If you have already purchased the Enhanced Income Select 2 (Single or Joint) prior to September 29, 2023, the rider continues to remain effective subject to the terms of your contract and prospectus.

Form No. PCINYSUP0923